UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2013

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard
Duluth, Georgia 30096
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

NCR Corporation (“NCR” or the “Company”) is furnishing this Form 8-K/A to make certain changes to the prior year recast GAAP financial results that were included in its first quarter 2013 Earnings Press Release and Earnings Conference Call Presentation in connection with the Company's change to mark-to-market accounting for pension expense. These changes do not affect the Company's first quarter 2013 GAAP or non-GAAP results, and have no effect on the Company's Non-Pension Operating Income (NPOI) or Non-GAAP Diluted Earnings Per Share for any period reported.

NCR's first quarter 2013 Earnings Press Release and Earnings Conference Call Presentation, which were furnished as exhibits 99.1 and 99.2, respectively, to its Form 8-K dated April 30, 2013 (the “April 30 Form 8-K”), recast GAAP results for the 2010-2012 fiscal years to reflect its recently implemented change in accounting methodology for recognizing pension expense. For the 2012 fiscal year, recast quarterly information was also provided.

The Company has determined that $97 million of pension expense that was reflected in the recast first quarter 2012 GAAP results in the exhibits to the April 30 Form 8-K should have been included in the recast 2011 GAAP results. As a result, the Company is amending the April 30 Form 8-K to furnish exhibits that reflect these changes, which include the following:

•
GAAP Income from Continuing Operations (attributable to NCR) for the first quarter of 2012 should have been $59 million, or $0.36 per diluted share, after the recast rather than the Loss from Continuing Operations (attributable to NCR) of $10 million, or $(0.06) per diluted share, set out in the Earnings Press Release; and

•
GAAP Diluted Earnings Per Share from Continuing Operations (attributable to NCR) for the full year 2012 should have been $2.87 after the recast, rather than the $2.46 set out in the Earnings Conference Call Presentation and Earnings Press Release.

This Form 8-K/A is not intended to, nor does it, reflect events occurring after the filing of the April 30 Form 8-K, and NCR's first quarter 2013 Earnings Press Release and Earnings Conference Call Presentation that were included with the April 30 Form 8-K are not being modified or updated in any way other than as necessary to reflect the change regarding pension expense described above.

Item 2.02.     Results of Operations and Financial Condition

A copy of the Company's first quarter 2013 Earnings Press Release, as revised to reflect the changes to its prior year GAAP results described in the Explanatory Note above, is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 7.01.     Regulation FD Disclosure.

A copy of the Company's first quarter 2013 Earnings Conference Call Presentation, as revised to reflect the changes to its prior year GAAP results described in the Explanatory Note above, is attached hereto as Exhibit 99.2 and hereby incorporated by reference.

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibit is attached with this current report on Form 8-K:

Exhibit No.            Description
99.1                Revised First Quarter 2013 Earnings Press Release
99.2                Revised First Quarter 2013 Earnings Conference Call Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Robert Fishman
Robert Fishman
Senior Vice President and Chief Financial Officer
Date: May 8, 2013

Index to Exhibits
The following exhibit is attached with this current report on Form 8-K:

Exhibit No.            Description
99.1                Revised First Quarter 2013 Earnings Press Release
99.2                Revised First Quarter 2013 Earnings Conference Call Presentation